UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2015 (December 16, 2015)

GASTAR EXPLORATION INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35211	38-3531640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1331 LAMAR STREET, SUITE 650
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 16, 2015, pursuant to that certain Purchase and Sale Agreement (the “Purchase Agreement”), dated October 14, 2015, as amended, between Gastar Exploration Inc. (the “Company”), as buyer, and its Area of Mutual Interest (“AMI”) co-participant Husky Ventures, Inc. (“Husky”), Silverstar of Nevada, Inc., Maximus Exploration, LLC and Atwood Acquisitions, LLC (together with Husky, the “Sellers”), the Company completed the previously announced acquisition of working and net revenue interests in 103 gross (10.2 net) producing wells and approximately 15,700 net developed and undeveloped acres in Kingfisher and Garfield Counties, Oklahoma (such transaction, the “Acquisition”).

The purchase price of approximately $42.1 million, which includes adjustment for an effective date of July 1, 2015, was funded with borrowings under the Company’s revolving credit facility.  As part of the Acquisition, the Company also conveyed approximately 11,000 net non-core, non-producing acres in Blaine and Major Counties, Oklahoma to the Sellers.

With the closing of the Acquisition, the AMI participation agreements with the Company’s AMI co-participant have been dissolved.  As a part of the agreements underlying the Acquisition, the Company and Husky filed dismissals of a legal proceeding that the Company had filed against Husky and a separate legal proceeding that Husky had filed against certain officers and directors of the Company.

SECTION 7 - REGULATION FD

Item 7.01	Regulation FD Disclosure.

On December 16, 2015, the Company issued a press release announcing the closing of the Acquisition and results from its initial Meramec well in Oklahoma.  A copy of the Company’s press release, dated December 16, 2015, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits filed or furnished as part of this Form 8-K:

Exhibit No.	Description of Document
2.1*

Purchase and Sale Agreement, dated October 14, 2015, between Gastar Exploration Inc. and Husky Ventures, Inc., Silverstar of  Nevada, Inc., Maximus Exploration, LLC and Atwood Acquisitions, LLC (incorporated by reference to Exhibit 2.1of the Company’s Current Report on Form 8-K, filed with the SEC on October 16, 2015.  File No. 001-35211).

99.1	Press release dated December 16, 2015.

*

Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments were not previously filed. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2015	GASTAR EXPLORATION INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
2.1*

Purchase and Sale Agreement, dated October 14, 2015, between Gastar Exploration Inc. and Husky Ventures, Inc., Silverstar of  Nevada, Inc., Maximus Exploration, LLC and Atwood Acquisitions, LLC (incorporated by reference to Exhibit 2.1of the Company’s Current Report on Form 8-K, filed with the SEC on October 16, 2015.  File No. 001-35211).

99.1	Press release dated December 16, 2015.

*

Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments were not previously filed. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.